UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K/A

                                 Amendment No. 1

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 1, 2006


                             ADSOUTH PARTNERS, INC.
                             ----------------------
             (Exact name of registrant as specified in its charter)


           Nevada                      0-33135                68-0448219
---------------------------- ---------------------------- --------------------
(State or other jurisdiction   (Commission File Number)    (I.R.S. Employer
     of incorporation)                                    Identification No.)

     1141 South Rogers Circle, Suite 11, Boca Raton, FL            33487
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          (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code:     (561) 750-0410


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02.  Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

         On May 1, 2006, Jerald Horowitz resigned as a director of the Company.

         On May 1, 2006, John Cammarano resigned as chief executive officer of the Company, although he will continue as a director. Mr. Cammarano and the Company entered into a separation agreement dated May 1, 2006, pursuant to which the Company agreed to pay Mr. Cammarano a severance of $270,833 payable in seven monthly installments beginning May 16, 2006, which payments are, to the extent then unpaid, to be paid at the time the Company sells its product division if the sale is completed on terms which provide the Company with funds. Mr. Cammarano is eligible to receive a quarterly bonus as defined in his employment agreement of up to $275,000 for the quarter in which the contemplated sale of the products sector occurs provide that such sale is consummated no later than September 30, 2006. In addition, the Company is required to pay Mr. Cammarano's health insurance premiums for up to one year, to transfer title to a Company-owned vehicle to Mr. Cammarano and to pay Mr. Cammarano's cell phone bills for six months. Additionally, all of Mr. Cammarano's unvested stock options became vested. The Company also agreed to a modification of the terms of his non-competition covenant and consented to Mr. Cammarano negotiating a position with the company that is a party to the letter of intent to acquire the Company's products division.

Item 9.01         Financial Statements and Exhibits.

         (c) Exhibits

         99.1 Separation agreement dated May 1, 2006, between the Company and John Cammarano.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      ADSOUTH PARTNERS, INC.
                                      ----------------------
                                                (Registrant)


Date: May 17, 2006                    /S/ Anton Lee Wingeier

                                      ---------------------------------
                                      Anton Lee Wingeier
                                      Chief Financial Officer





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